 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 27, 2016

Commission File No. 0-19341

BOK FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	73-1373454
(State or other jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma	74192
(Address of Principal Executive Offices)	(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 27, 2016, BOK Financial Corporation (the “Company”) completed the issuance and sale of $150 million aggregate principal amount of its 5.375% Subordinated Notes due 2056 (the “Notes”). The Notes were offered pursuant to the prospectus supplement dated June 20, 2016, constituting part of the Registration Statement on Form S-3 (No. 333-212120) (the “Registration Statement”) that became effective when filed with the Securities and Exchange Commission on June 20, 2016.

The Notes were issued under the Subordinated Debt Indenture, dated as of June 27, 2016 (the “Indenture”), between the Company and U.S. Bank National Association, as Trustee. The Notes will bear interest at the rate of 5.375% per annum, with interest payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, commencing September 30, 2016. The Notes will mature on June 30, 2056. On or after June 30, 2021, the Company will have the option to redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest. The Company’s ability to exercise such redemption option is subject to the prior approval of the Board of Governors of the Federal Reserve System.

The Company’s obligation to make payments of principal and interest on the Notes is subordinate and junior in right of payment to all of its “Senior Debt” (as defined in the Indenture).

This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 4.1, 4.2, 5.1 and 5.2 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement. The foregoing description of the Notes is qualified in its entirety by reference to the Indenture and Form of Note filed as Exhibits 4.1 and 4.2 hereto..
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

4.1	Subordinated Notes Indenture, dated as of June 27, 2016, between the Company and U.S. Bank National Association, as trustee.

4.2	Form of 5.375% Subordinated Notes due 2056 Global Security (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A filed on June 24, 2016).

5.1	Opinion of Frederic Dorwart, Lawyers regarding the validity of the Notes.

5.2	Opinion on Sullivan & Cromwell LLP regarding the validity of the Notes.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell
Name: Steven E. Nell
Title:     Executive Vice President and Chief Financial Officer

Date: June 27, 2016

EXHIBIT INDEX

4.1	Subordinated Notes Indenture, dated as of June 27, 2016, between the Company and U.S. Bank National Association, as trustee.

4.2	Form of 5.375% Subordinated Notes due 2056 Global Security (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A filed on June 24, 2016).

5.1	Opinion of Frederic Dorwart, Lawyers regarding the validity of the Notes.

5.2	Opinion on Sullivan & Cromwell LLP regarding the validity of the Notes.